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                                                                     EXHIBIT 4.1

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       COMMON STOCK                                                                                              COMMON STOCK
                                                        JUST FOR FEET
                                                      Just For Feet, Inc.                                       SEE REVERSE FOR
                                                                                                              CERTAIN DEFINITIONS

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

               THIS CERTIFIES THAT                                                             CUSIP 48213P106



                                                             SPECIMEN

        FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.0001 PER SHARE EACH OF THE COMMON STOCK of JUST FOR FEET, INC.,
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Corporation's Certificate of Incorporation and By-laws and any amendments thereto, copies of which are on file with the Transfer Agent, to all  provisions of which the holder hereof by acceptance of this Certificate assents.  This
Certificate is not valid until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
SPECIMEN                                                                                     SPECIMEN
                                                    Just For Feet, Inc.
    Scott Wynne                                      CORPORATE SEAL                         Harold Ruttenberg
    Secretary                                           DELAWARE                            President


Countersigned:
   AmSouth Bank
Transfer Agent Registrar

By _____________________________
     Authorized Signature

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